Related Party Short-Term Loans	6 Months Ended
Jun. 30, 2024
Related Party Short-Term Loans [Abstract]
Related party short-term Loans

Note 4

Related party short-term Loans

On November 15, 2023, the Company entered into a series of short-term loan agreements (the “Short Term Loan Agreements”) with certain existing shareholders of the Company, including Ronald Hafner, the Company’s Chairman of the Board of Directors, Felix Grisard, Jürgen Bauer and Maria Nayvalt, providing for unsecured loans to the Company in the aggregate amount of CHF 875,000.00 (approximately $1,000,000). The loans bear interest at a rate of 10% per annum and mature on the earlier of June 30, 2024, or a liquidity event with a strategic partner. In addition, the Company and Mr. Hafner agreed to extend the maturity of the previous short term loan of CHF 500,000 that Mr. Hafner extended to the Company on September 28, 2023, such that it expires on June 30, 2024.

On March 18, 2024, the Company entered into an addendum to the Short Term Loan Agreements with the Short Term Lenders, , each providing for an extension of the maturity date under the Loan Agreements to December 31, 2024.

On May 13, 2024, the Company entered into two addendums to the Short Term Loan Agreements with Ronald Hafner, the Company’s Chairman of the Board of Directors. These addendums extend the maturity date under the Loan Agreements to June 30, 2025, for the aggregate amount of CHF 750,000.

On May 16, 2024, the Company entered additional bridge loan addendums, or the Second Bridge Loan Addendums, to the Bridge Loan Agreement dated November 15, 2023, with Felix Grisard, Jürgen Bauer and Maria Nayvalt, providing for an extension of the maturity date under each of the Loan Agreements to June 30, 2025.

For more information regarding debt conversion agreement after the balance sheet date see Note 12: Subsequent Events.